SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2005

WASHINGTON MUTUAL, INC.
(Exact name of Registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1601
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 461-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

            On December 20, 2005, the Board of Directors of Washington Mutual, Inc. (the “Company”) approved the 2006 compensation schedule for non-employee directors of the Company.  Pursuant to the approved schedule, Company non-employee directors will receive the following compensation for their service on the Board of Directors and its committees during 2006:

-                an annual cash retainer of $60,000;

-                $750 for attendance at every purely telephonic Board or committee meeting;

-                $1,500 for attendance in person or by telephone at each other Board or committee meeting;

-                an annual retainer of $10,000 to the chair of each of the Finance, Human Resources and Governance Committees;

-                an annual retainer of $7,500 to the chair of the Corporate Relations Committee; and

-                annual retainers of $15,000 and $7,500 respectively to the chair and vice chair of the Audit Committee.

Each Corporate Development Committee member receives an annual cash retainer of $6,000 in lieu of any fees for committee meeting attendance.  Directors who resign or retire from the Board will receive a prorated portion of the applicable cash retainers based upon their service to Board and committees during the year.  The non-management director who is selected to be the presiding director at executive sessions of the Board will receive an additional annual cash retainer of $5,000.

The Board also approved as a component of non-management director compensation an award of stock options having a value of $30,000 and shares of restricted stock with a value of $70,000, both to be granted in January 2006 pursuant to the Company’s 2003 Equity Incentive Plan.  The option exercise price will equal the Company’s reported stock price when the grant is made and the number of shares subject to the stock options will be determined using the Company's policies and practices for the granting of stock options.  The number of shares of restricted stock will be determined using the Company’s reported stock price when the shares are issued.

SECTION 7 – REGULATION FD

Item 7.01  Regulation FD Disclosure

The Company’s press release announcing a realignment in its prime and subprime residential lending operations is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

	10.1	2006 Director Compensation Worksheet
	99.1	Press Release, dated December 21, 2005 announcing the realignment of the Company’s prime and subprime residential lending operations

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2005		WASHINGTON MUTUAL, INC.
	By:	/s/ Fay L. Chapman Fay L. Chapman Senior Executive Vice President